Exhibit 10.5
GUARANTY
     THIS GUARANTY (“Guaranty”) dated as of February 28, 2011, by ADVOCAT INC., a Delaware corporation (“Guarantor”), is to and for the benefit of THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation in its capacity as administrative agent for the Lenders identified below (together with its successors and assigns, the “Administrative Agent”).
R E C I T A L S:
     A. Diversicare Afton Oaks, LLC, Diversicare Briarcliff, LLC, Diversicare Chisolm, LLC and Diversicare Hartford, LLC, each a Delaware limited liability company (individually and collectively referred to herein as, “Borrower”), have requested that the Administrative Agent on behalf of the Lenders make a certain term loan (the “Loan”) to Borrower pursuant to and in accordance with that certain Term Loan and Security Agreement dated of even date herewith by and among Borrower, the lenders party thereto (collectively, the “Lenders”), and the Administrative Agent (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Loan Agreement”); capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement.
     B. As security for repayment of the Loan, in addition to this Guaranty, certain other loan and security documents have been executed and delivered to the Administrative Agent. The Loan Agreement, the Term Loan Notes, the Pledge Agreements, this Guaranty, each other guaranty delivered in favor of the Administrative Agent on behalf of the Lenders in connection with the Loan Agreement, and any and all other instruments, agreements, and documents executed in conjunction herewith and therewith (including, without limitation, each of the “Financing Agreements” (as defined in the Loan Agreement)) are hereinafter sometimes collectively referred to herein as the “Loan Documents.”
     C. The Guarantor and Borrower are Affiliates of each other. Guarantor will derive substantial direct and indirect benefit (financial and otherwise) from the Loan made to Borrower under the Loan Agreement. The Guarantor desires to induce the Administrative Agent on behalf of the Lenders to make the Loan to Borrower.
     D. Administrative Agent on behalf of the Lenders is unwilling to make the Loan pursuant to the Loan Agreement unless Guarantor guarantees the payment of the principal and interest and all other amounts due or owing to the Administrative Agent and Lenders provided in the Loan Agreement and other Loan Documents and the performance by Borrower of all of the covenants on Borrower’s part to be performed and observed pursuant to the terms thereof, and Guarantor has agreed to execute and deliver this Guaranty to Administrative Agent (for the ratable benefit of Lenders and Administrative Agent).
     NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION RECEIVED, the adequacy and sufficiency of which is hereby acknowledged, and in further consideration of any advances, credit or other financial accommodation heretofore, now or that may hereafter at any time be extended to Borrower by Administrative Agent on behalf of Lenders under, pursuant to or in connection with the Loan Documents, (a) Guarantor hereby, jointly and severally, together with each Other Guarantor (as defined in Section 3 below), and, unconditionally and irrevocably, guarantees, irrespective of the validity or enforceability of any instrument, writing or agreement relating to or the subject of any such advances, financial accommodation or loans (including, but not limited to, the Loan Documents), and whether or not due or to become due before or after any bankruptcy or insolvency proceeding involving Borrower or would have become due but for Borrower’s bankruptcy proceeding, (i) the full and prompt payment to Administrative Agent and Lenders at maturity, whether by acceleration or otherwise, and at all times thereafter of any and all “Liabilities” (as defined in the Loan Agreement) of every kind and nature of Borrower to Administrative Agent and Lenders (arising out of or in connection with the Loan, the Loan Agreement, and each of the other Loan Documents to which Borrower (or any of its Affiliates) is a party, including, without limitation, for principal, interest, default interest, charges, fees, indemnification, costs, expenses, reasonable attorneys’ fees, or otherwise), and whether or not due or to become due before or after any bankruptcy or insolvency proceeding involving Borrower or would have become due but for Borrower’s bankruptcy proceeding, howsoever evidenced, whether now existing or hereafter created or arising, directly or indirectly, primary or secondary, absolute or contingent, due or to become due, and howsoever owned, held or acquired, whether through discount, overdraft, purchase, direct loan or as collateral, or otherwise, and (ii) the prompt, full and faithful performance and discharge by Borrower of each and every of the terms, conditions, agreements, covenants, representations and warranties on the part of Borrower contained in any agreement, the Loan Agreement and each of the other Loan Documents to which Borrower is a party, and any other promissory notes, loan agreements, or security agreements, or in any modification or addenda thereto or substitution thereof in connection with any advance, credit or financial accommodation afforded by Administrative Agent on behalf of Lenders to Borrower (collectively the “Guaranteed Liabilities”); and (b) Guarantor further agrees to pay all costs and expenses, legal and/or otherwise (including, but not limited to, court costs and reasonable attorneys’ fees and expenses), paid or incurred by Administrative Agent on behalf of Lenders in endeavoring to collect the Guaranteed Liabilities, the Extraordinary Claims (as hereinbelow defined), or in either case, any part thereof, or in enforcing this Guaranty or in defending any suit based on any act of commission or omission of Administrative Agent or Lenders with respect to the Indebtedness, the Collateral (as defined in the Loan Agreement), or this Guaranty or in connection with any Recovery Claim (as hereinbelow defined) (the “Enforcement Costs”); and (c) Guarantor further agrees to pay any and all costs, losses, damages and reasonable attorney’s fees incurred by the Administrative Agent in connection with any of the following: (i) misapplication or misappropriation of any insurance or condemnation proceeds; and (ii) Borrower or Guarantor institutes or becomes by virtue of a counterclaim a party to any case, action, suit, or proceeding which reduces, impedes or impairs Administrative Agent’s right of recourse to the Collateral or any part thereof or Borrower or Guarantor engages in any act, omission, or misrepresentation which has the effect of suspending, delaying, reducing, impeding, or impairing the Administrative Agent’s right of recourse to the Collateral or any part thereof (each of the aforesaid are collectively referred to as an “Extraordinary Claims”). The Guaranteed Liabilities, the Enforcement Costs, and the Extraordinary Claims are collectively referred to as the “Guaranteed Obligations.” Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Loan Agreement.
     Guarantor hereby further agrees as follows:

     1. Continuing Guaranty. This Guaranty includes any and all Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Liabilities. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Administrative Agent, (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including, but not limited to, any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Administrative Agent in existence on the date of such revocation, (d) no payment by Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.
     2. Performance Under This Guaranty. If Borrower fails to make any payment of any Guaranteed Obligations on or before the due date thereof and after the expiration of the applicable notice and cure period, if any, or if Borrower shall fail, after the expiration of the applicable notice and cure period, if any, to perform, keep, observe, or fulfill any other obligation, covenant or agreement referred to or contained in any instrument, writing, document or agreement relating to the Guaranteed Obligations, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled to the extent such obligations constitute Guaranteed Obligations.
     3. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance and not of collection which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of any instrument, writing or agreement relating to the Guaranteed Obligations. Guarantor agrees that Guarantor is directly and severally with any other guarantors of the Guaranteed Obligations liable to Administrative Agent and Lenders, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantor whether such action is brought against Borrower or any other guarantor of Borrower’s Indebtedness, obligations or liabilities to Administrative Agent and Lenders (each an “Other Guarantor”) or whether Borrower or any such Other Guarantor is joined in such action. Guarantor agrees that Guarantor’s liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement of any lien, security interest, mortgage or realization upon any security or collateral Administrative Agent may at any time possess. Guarantor agrees that any release which may be given by Administrative Agent to Borrower or any Other Guarantor shall not release Guarantor. Guarantor consents and agrees that

Administrative Agent shall be under no obligation to marshal any assets of Borrower or any Other Guarantor in favor of said Guarantor, or against or in payment of any or all of the Guaranteed Obligations.
     4. Return of Payments. Guarantor agrees that, if at any time all or any part of any payment theretofore applied by Administrative Agent to any amounts due under the Loan or the Loan Agreement is rescinded or returned by Administrative Agent or any Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, liquidation or reorganization of any party), such amounts shall, for the purposes of this Guaranty, be deemed to have continued in existence to the extent of such payment, notwithstanding such application by Administrative Agent and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such amounts due under the Loan and the Loan Agreement, all as though such application by Administrative Agent or Lenders had not been made.
     5. Waivers.
     (a) Guarantor hereby waives: (1) notice of acceptance hereof; (2) notice of any Loan or other financial accommodations made or extended to Borrower or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor’s right to make inquiry of Administrative Agent to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor’s risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments, writing or agreements evidencing Guaranteed Obligations; (6) notice of any event of default by Borrower under any instrument, writing or agreement with Administrative Agent or any Lender including the Loan Documents; and (7) all other notices (except if such notice is specifically required to be given to Guarantor hereunder) and demands to which Guarantor might otherwise be entitled.
     (b) Guarantor hereby waives the right by statute or otherwise to require Administrative Agent or any Lender to institute suit against Borrower or under any other guaranty; or to exhaust any rights and remedies which Lender has or may have against Borrower or under any other guaranty; provided, however, that nothing herein contained shall prevent Administrative Agent from suing on the Loan Agreement or foreclosing any security interest or lien created by any of the other Loan Documents, or from exercising any other rights thereunder, and if such commercial code sale or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever relating to the proceedings or sale, shall be applied in reduction of the amount due on the Loan Agreement and other Loan Documents, and Administrative Agent shall not be required to institute or prosecute proceedings to cover any deficiency as a condition of any payment hereunder or enforcement hereof. At any sale of the security or collateral for the Loan, or any part thereof, whether by commercial code sale or otherwise, Administrative Agent may, at its discretion, purchase all or any part of such collateral offered for sale, for its own account (on behalf of the Lenders and itself), and may apply against the amount bid therefore the balance due it pursuant to the terms of the Loan Agreement and other Loan Documents. Guarantor further agrees that Guarantor is bound to the payment of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Administrative Agent and

Lenders by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof. Guarantor consents to any and all forbearances and extensions of the time of payment of the Loan Agreement or any of the other Loan Documents, and to any and all changes in the terms, covenants and conditions thereof hereafter made or granted, and to any part of the collateral therefor; it being the intention and agreement hereof that Guarantor shall remain unconditionally liable as a principal as, to and until the Guaranteed Obligations shall have been fully repaid to Administrative Agent on behalf of the Lenders, and the terms, covenants and conditions of the Loan Agreement and of the other Loan Documents and all other notes, instruments, writing or agreements evidencing or securing the Guaranteed Obligations shall have been fully performed and observed, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Borrower or Guarantor.
     (c) Guarantor hereby waives: (1) any rights to assert against Administrative Agent or Lenders any defense (legal or equitable), setoff, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Administrative Agent or Lenders (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid); and (2) any defense, setoff, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor (including, but not limited to, any of the Loan Documents). Without limiting the generality of the foregoing or any other provisions of this Guaranty, Guarantor agrees that this Guaranty shall not be discharged, limited, impaired or affected by: (a) the transfer of all or any part of the personal property or real property described in any of the Loan Documents; (b) any sale, pledge, surrender, indulgence, alteration, substitution, exchange, modification or other disposition of any of the Guaranteed Obligations, all of which Lender is expressly authorized to make from time to time; (c) any failure, neglect or omission on the part of Administrative Agent or Lenders to realize or protect any of the Guaranteed Obligations, or any personal property or real property or lien security given as security therefor, or to exercise any lien upon or right of appropriation of monies, credits or property of Borrower toward liquidation of the Indebtedness, or performance of the covenants guaranteed hereby; and (d) any proceedings with respect to the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, the marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, imposition or readjustment of, or other similar proceedings affecting Borrower or any Other Guarantor or any of their respective assets, it being expressly understood and agreed that no such proceeding shall affect, modify, limit or discharge the liability or obligation of Guarantor hereunder in any manner whatsoever, and that Guarantor shall continue to remain absolutely liable under this Guaranty to the same extent, and in the same manner, as if such proceedings had not been instituted.
     (d) Guarantor hereby waives any right of subrogation Guarantor has or may have as against Borrower until all preference periods under all applicable laws have expired. In addition, Guarantor hereby waives any right to proceed against Borrower, now or hereafter for contribution, indemnity, reimbursement and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against Borrower. Until the Guaranteed Obligations are indefeasibly paid in full hereunder, Guarantor also hereby waives any right to recourse to or with respect to any asset of Borrower. Guarantor agrees that in light of the immediately foregoing waivers, the execution of the Guaranty shall not be deemed to make Guarantor a “creditor” of Borrower, and that for purposes of Sections 547 and 550 of the Bankruptcy Code, Guarantor shall not be deemed a “creditor” of Borrower.
     6. Releases. No release or discharge of the Other Guarantor, or of any other person or entity, whether primarily or secondarily liable for or obligated with respect to the Guaranteed Obligations, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against the Other Guarantor or any other person or entity, or the entry of any restraining or other order in any such proceeding, shall release or discharge Guarantor, unless and until all of the Guaranteed Obligations shall have been fully paid. Notwithstanding anything to the contrary contained herein, Administrative Agent agrees that the obligations of Guarantor under this Guaranty shall terminate, subject to Sections 4 and 8 hereof, at the earlier of such time as (a) Administrative Agent on behalf of Lenders and itself shall have received indefeasible payment in full in cash of all Guaranteed Liabilities and all other Guaranteed Obligations under this Guaranty and all financing arrangements and accommodations by and among Borrower, Administrative Agent and Lenders shall have been irrevocably terminated and Administrative Agent and Lenders have no obligations to make any loans, financial accommodations or advance any funds to Borrower which could constitute Liabilities. Release of this Guaranty, if it occurs, however, shall not affect, in any respect, the Loan or any other instrument securing or guarantying the Loan.
     7. Right of Setoff. Guarantor agrees that Administrative Agent and Lenders have all rights of setoff and banker’s liens provided by applicable law. Following any default by Guarantor hereunder or an Event of Default by Borrower under the Loan Agreement, any and all moneys, credits, deposits, accounts, or other property belonging to the Guarantor in transit to or in the possession or under the control of Administrative Agent or any Lender, or any agent or bailee thereof, may, without notice and opportunity to be heard, be setoff against, and appropriated and applied against and towards the payment of any and all of the liabilities of Guarantor under this Guaranty. Following any default by Guarantor hereunder or an Event of Default by Borrower under the Loan Agreement, subject to the terms of any Intercreditor Agreement, Guarantor does hereby assign and transfer to Administrative Agent (for the ratable benefit of Lenders and itself) any and all cash, negotiable instruments, documents of title, chattel paper, securities, certificates of deposit, deposit accounts, other cash equivalents and other assets of said Guarantor in transit to, or in the possession or control of Administrative Agent, or any agent or bailee of Administrative Agent for any purpose and to apply the same on any or all of the Guaranteed Obligations. The rights of the Administrative Agent and Lenders under this Section are in addition to all other rights and remedies which the Administrative Agent and Lenders may otherwise have in equity or at law.
     8. Recovery Claim. Should a claim (“Recovery Claim”) be made upon Administrative Agent or Lenders at any time for recovery of any amount received by Administrative Agent or Lenders in payment of the Guaranteed Obligations (whether received from Borrower, Guarantor pursuant hereto, or otherwise) and should Administrative Agent or any Lender repay all or part of said amount by reason of (a) any judgment, decree, or order of any court or administrative body having jurisdiction over Administrative Agent or any Lender or any of its respective property; or (b) any reasonable settlement or compromise of any such Recovery Claim effected by Administrative Agent or such Lender with the claimant (including Borrower), Guarantor shall remain liable to Administrative Agent and Lenders for the amount so repaid to the same extent as if such amount had never originally been received by Administrative Agent and Lenders, notwithstanding any termination hereof or the return of this document to Guarantor or the cancellation of any note or other instrument evidencing any of the Indebtedness.
     9. Assignments. In the event Administrative Agent shall sell, assign or transfer the Guaranteed Obligations, or any part hereof, or grant participations therein, each and every immediate or remote successive assignee, transferee, holder of or participant or other interests therein, of all or any part of the Guaranteed Obligations shall have the right to enforce this Guaranty by suit or otherwise for the benefit of such assignee, transferee, holder or participant, as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but Administrative Agent (for the ratable benefit of the Lenders and itself) shall have an unimpaired, prior and superior right to enforce this Guaranty for Administrative Agent’s benefit as to so much of the guaranteed debt as it has not sold, assigned or transferred.
     10. Representations and Warranties. Guarantor agrees that the following shall constitute representations and warranties of Guarantor to Administrative Agent (for the benefit of Lenders and itself), which shall survive the execution and delivery hereof, and that Administrative Agent on behalf of the Lenders intends to make the Loan and other financial accommodations, if any, guaranteed hereby in reliance thereon:
     (a) Guarantor is not in default under any agreement to which Guarantor is a party, the effect of which will materially impair performance by the Guarantor of Guarantor’s obligations pursuant to and as contemplated by the terms of this Guaranty, and neither the execution and delivery of this Guaranty nor compliance with the terms and provisions of this Guaranty, will violate any law or any presently existing regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, will conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind which creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of the Guarantor, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which Guarantor is a party or by which Guarantor may be bound of which the Guarantor is a party or by which Guarantor may be bound, or in the event of any such conflict, the required consent or waiver of the other party or parties thereto has been validly granted, is in full force and effect and is valid and sufficient therefor. This Guaranty is the legal, valid and binding obligation of the Guarantor and is enforceable against the Guarantor in accordance with its terms.
     (b) Except as set forth on Schedule 10(b) hereof, there are no actions, suits or proceedings pending or to the best of Guarantor’s knowledge threatened against the Guarantor before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind which will materially adversely affect performance by the Guarantor of Guarantor’s obligations pursuant to and as contemplated by the terms and provisions of this Guaranty.
     (c) Neither this Guaranty nor any document, financial statement, credit information, written certificate or written statement heretofore furnished or required herein to be furnished to Lender by the Guarantor contains any untrue statement of material fact or omits to state a fact material to this Guaranty.
     (d) Guarantor is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which would bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor will continue to keep informed of the financial condition of Borrower and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.
     (e) As of the date hereof, the present fair saleable value of Guarantor’s assets is greater than the amount required to pay Guarantor’s total Indebtedness (contingent or otherwise), and is greater than the amount that will be required to pay such Indebtedness as it matures and as it becomes absolute and matured. The transactions contemplated hereby were effectuated without actual intent to hinder, delay or defraud present or future creditors of Guarantor; it is Guarantor’s express intention that Guarantor will maintain a Solvent financial condition, giving effect to the Guaranteed Obligations incurred hereunder, as long as any of the Guaranteed Obligations remain outstanding or Guarantor is obligated to Administrative Agent or any Lender in any other manner whatsoever. At all times until the Guaranteed Obligations remain satisfied and paid in full, the Guarantor shall keep and maintain assets sufficient to honor and pay any and all of the Guaranteed Obligations as and when due, subject to any express monetary limitation set forth herein.
     11. Subordination. Any rights of Guarantor, whether now existing or later arising, to receive payment on account of any Indebtedness (including interest) owed to Guarantor by Borrower, or to withdraw capital invested by Guarantor in Borrower, if any, or to receive and retain distributions from Borrower if and solely as expressly provided in the Loan Agreement, shall at all times be subordinate as to Lien and time of payment, and in all other respects to the full and prior repayment to Administrative Agent and Lenders of all of the Liabilities owing to Administrative Agent and Lenders pursuant to the Loan Agreement and the other Loan Documents (including, without limitation, the Loan). Except for dividends or distributions permitted by Section 9.9 of the Loan Agreement, Guarantor shall not be entitled to enforce or receive payment of any sums hereby subordinated until the Loan have been paid and performed in full, and any such sums received in violation of this Guaranty shall not be commingled with other monies of Guarantor and shall be received by Guarantor in trust for Administrative Agent on behalf of Lenders and itself.
     12. Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows; first, to all costs and expenses (including, but not limited to, reasonable attorneys’ fees, expenses and court costs) incurred by Administrative Agent in enforcing this Guaranty or in collecting the

Guaranteed Obligations; second, to all accrued and unpaid interest and fees owing to Administrative Agent and Lenders constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations, all subject to the terms of the Loan Agreement.
     13. [Intentionally Omitted]
     14. Notices. Any notice or other communication required or permitted under this Guaranty shall be in writing and personally delivered, mailed by registered or certified U.S. mail (return receipt requested and postage prepaid), sent by telecopier (with a confirming copy sent by regular mail), or sent by prepaid nationally recognized overnight courier service, and addressed to the relevant party at its address set forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice under this Guaranty:
If to Administrative Agent, at:
The PrivateBank and Trust Company
120 South LaSalle Street
Chicago, Illinois 60603
Attention: Adam Panos
Telephone No.: 312-564-1278
Facsimile No.: 312-564-6889
With a copy to:
Duane Morris LLP
190 South LaSalle Street — Suite 3700
Chicago, Illinois 60603
Attention: Brian P. Kerwin
Telephone No: 312-499-6737
Facsimile No: 312-499-6701
If to Guarantor, at:
Advocat Inc.
1621 Galleria Boulevard
Brentwood, Tennessee 37027
Attention: Glynn Riddle
Telephone No.: 615-771-7575
Facsimile No.: 615-771-7409
With a copy to:
Harwell Howard Hyne Gabbert & Manner
315 Deaderick Street, Suite 1800
Nashville, Tennessee 37238
Attention: John N. Popham IV
Telephone No.: 615-251-1093
Facsimile No.: 615-251-1059

If mailed, notice shall be deemed to be given three (3) days after being sent, and if sent by personal delivery, telecopier, or prepaid courier, notice shall be deemed to be given when delivered. If any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender unless expressly set forth in such notice.
     15. Cumulative Remedies. No remedy under this Guaranty is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder and those provided by law or in equity. No delay or omission by Administrative Agent to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.
     16. Financial Information. Without limiting anything contained in this Guaranty, Guarantor agrees that, so long as any of the Guaranteed Obligations remain outstanding, Guarantor shall deliver to Administrative Agent, upon Administrative Agent’s written request and to the extent not included in the Guarantor’s public filings with the United States Securities and Exchange Commission, on at least an annual basis, and at such other times as Administrative Agent may reasonably request, (i) financial statements (showing all changes in Guarantor’s financial condition which occurred during the preceding fiscal year and Guarantor’s current financial position), (ii) federal and state tax returns of Guarantor, as applicable, and (iii) such other financial information as Administrative Agent or the Lenders may reasonably request. Copies of annual tax returns shall be delivered to Administrative Agent upon Administrative Agent’s written request therefore. The failure of Guarantor to perform or observe any of its obligations hereunder within the period of time specified in any notice from Administrative Agent to Guarantor, which notice shall in no event be less than five (5) business days, advising Guarantor of such failure, shall constitute a default under this Guaranty and an Event of Default under the Loan Agreement and the other Loan Documents.
     17. Books and Records. Guarantor agrees that Administrative Agent’s books and records showing the Liabilities among Administrative Agent on behalf of Lenders and Borrower shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof absent manifest error.
     18. Interpretation and Severability of Provisions. The headings of sections and paragraphs in this Guaranty are for convenience of reference only and shall not be construed in any way to limit or define the content, scope or intent of the provisions hereof. As used in this Guaranty, the singular shall include the plural, and masculine, feminine and neuter pronouns shall be fully interchangeable, where the context so requires. Whenever the words “including”, “include or includes” are used in this Guaranty, they should be interpreted in a non-exclusive manner as though the words “, without limitation,” immediately followed the same. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of this Guaranty is prohibited or unenforceable under applicable law, such provision shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. As used herein, except in circumstances where under the Loan Documents the term is intended to mean or refer to all of the Borrowers or all of the Credit Parties on a consolidated basis, the term “Borrower” refers to any one or all of the Borrowers under the Loan Agreement, as applicable, provided, however, in the event of any disagreement between Administrative Agent and Guarantor as to whether or not a reference to Borrower means any or all of such Borrower(s) individually or collectively herein, and the circumstances are not covered by the Loan Documents, the Administrative Agent shall in reasonable good faith make such determination.
     19. Bankruptcy. So long as any Guaranteed Obligations shall be owing to Administrative Agent or Lenders, Guarantor shall file in any bankruptcy or other proceeding against Borrower in which the filing of claims is required or permitted by law all claims which Guarantor may have against Borrower relating to any Indebtedness of Borrower to Guarantor and will assign to Administrative Agent (for the ratable benefit of Lenders and itself) all rights of Guarantor thereunder. If Guarantor does not file any such claim, Administrative Agent, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Administrative Agent’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Administrative Agent’s nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Administrative Agent or its nominee shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Administrative Agent the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Administrative Agent (for the ratable benefit of Lenders and itself) all of Guarantor’s rights to any such payments or distributions to which Guarantor would otherwise be entitled; provided, however, Guarantor’s obligations hereunder shall not be satisfied except to the extent that Administrative Agent receives cash by reason of any such payment or distribution. If Administrative Agent receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. At such time as all Guaranteed Obligations have been fully paid, any sums or other collateral received by Administrative Agent pursuant to this Section 19 remaining in the possession of Administrative Agent shall be paid or delivered to Guarantor.
     20. Additional and Independent Obligations. Guarantor’s obligations under this Guaranty are in addition to Guarantor’s obligations under any other existing or future guaranties, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Administrative Agent. Guarantor’s obligations under this Guaranty are independent of those of Borrower and any Other Guarantor. Administrative Agent may bring a separate action against Guarantor without first proceeding against Borrower, any Other Guarantor, any other person or entity or any security that Administrative Agent may hold, and without pursuing any other remedy. Administrative Agent’s rights under this Guaranty shall not be exhausted by any action by Administrative Agent until all of the Indebtedness, liabilities and obligations owing to Administrative Agent and Lenders pursuant to the Loan Agreement and the other Loan Documents (including, without limitation, the Loan and other Liabilities) have been indefeasibly paid in full in cash and otherwise performed in full and all financing arrangements and accommodations among Borrower, Administrative Agent and Lenders shall have been irrevocably terminated and Administrative Agent and Lenders have no obligations to make any loans, financial accommodations or advance any funds to Borrower which could constitute Liabilities.
     21. Costs and Expenses. If any lawsuit is commenced which arises out of or which relates to this Guaranty, the Loan Documents or the Loan, including, without limitation, any insolvency, bankruptcy or similar proceeding, Guarantor agrees to pay all of Administrative Agent’s costs and expenses, including, without limitation, reasonable attorneys’ fees which may be incurred in any effort to collect or enforce any term of this Guaranty. From the time(s) incurred until paid in full to Administrative Agent on behalf of Lenders, all sums shall bear interest at the “Default Rate” set forth in the Loan Agreement.
     22. Entire Agreement; Amendments; Other Agreements. This Guaranty constitutes the entire agreement between Guarantor and Administrative Agent pertaining to the subject matter contained herein, and may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor as to which such consent or waiver is applicable and by Administrative Agent. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which it is given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder. The Guarantor shall not enter into any agreement containing any provision which would be violated or breached by the performance of Guarantor’s obligations hereunder or which would violate or breach any provision hereof, or that would or is reasonably likely to adversely affect the Administrative Agent’s interests or rights under this Guaranty. Time is of the essence for the payment and performance of this Guaranty. The recitals hereto are hereby made a part of and incorporated into this Guaranty by this reference thereto. A signature delivered or sent by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for any and all purposes.
     23. Successors and Assigns. This Guaranty shall be binding upon Guarantor’s representatives, heirs, legal beneficiaries, successors, and assigns, as applicable, and shall inure to the benefit of the successors and assigns of Administrative Agent; provided, however, Guarantor shall not be permitted to assign this Guaranty or any of Guarantor’s rights, liabilities or obligations hereunder without the prior written consent of the Administrative Agent. In the event of the dissolution, bankruptcy or failure to maintain a Solvent financial condition, as applicable, of the Guarantor, the Loan Agreement and any and all sums due thereunder, along with all of the other Guaranteed Obligations, shall at once, without any notice or demand from Administrative Agent, be due and payable.
     24. SUBMISSION OF JURISDICTION. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:
     (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS,

THE COURTS OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS AND APPELLATE COURTS FROM ANY THEREOF;
     (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING (i) ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME, (ii) THE RIGHT TO ASSERT OR IMPOSE ANY CLAIM, NONCOMPULSORY SET-OFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT THEREOF IN SUCH PROCEEDING; PROVIDED, HOWEVER, THIS WAIVER DOES NOT PRECLUDE THE RIGHT TO ASSERT A DEFENSE IN SUCH ACTION OR PROCEEDING OR TO ASSERT OR IMPOSE ANY CLAIM, COUNTERCLAIM OR CROSS-CLAIM WHICH THE GUARANTOR WISHES TO PURSUE IN A SEPARATE PROCEEDING AT ITS SOLE COST AND EXPENSE, AND (iii) ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT THERETO; AND
     (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE GUARANTOR AT ITS ADDRESS SET FORTH ABOVE OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. THE GUARANTOR AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE GUARANTOR IN ANY SUIT, ACTION OR PROCEEDING, AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO THE GUARANTOR. NOTHING HEREIN SHALL AFFECT THE LENDER’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR LIMIT THE LENDER’S RIGHT TO BRING PROCEEDINGS AGAINST THE GUARANTOR OR ITS PROPERTY IN ANY COURT OR ANY OTHER JURISDICTION.
     25. GOVERNING LAW. THIS GUARANTY SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND ENFORCED AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
     26. JURY TRIAL. THE GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND KNOWINGLY WAIVE (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM) ARISING OUT OF THIS GUARANTY OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO, INCLUDING, WITHOUT LIMITATION, ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN

THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (B) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS GUARANTY. THE ADMINISTRATIVE AGENT AND THE GUARANTOR AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.
     27. No Pledge of Equity. Guarantor agrees that, so long as any of the Guaranteed Obligations remain outstanding, except in the case of a Borrower that has been released from the Guaranteed Obligations in connection with any party’s prepayment thereof in accordance with the terms of the Loan Documents and is no longer a Borrower thereunder, Guarantor shall remain the owner (either directly or through one of its Subsidiaries) of 100% of the equity in each Borrower; and without the prior written consent of Administrative Agent, Guarantor shall not assign, sell, convey, gift, transfer, pledge, hypothecate, grant a security interest in, encumber or in any other manner permit any lien (other than Permitted Liens) to exist in or on, all or any portion of the equity in or of any Borrower.
     28. REVIEW BY GUARANTOR. The Guarantor acknowledges that Guarantor has thoroughly read and reviewed the terms and provisions of this Guaranty, and that such terms and provisions are clearly understood by the Guarantor, and has been fully and unconditionally consented to by the Guarantor with the full benefit and advice of counsel chosen by the Guarantor.
[Signature Page Follows]

IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date set forth in the first paragraph hereof.

Guarantor: ADVOCAT INC.
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO
[Signature Page —Guaranty]

Exhibit 10.5
SCHEDULE 10(b)
Guaranty of Advocat, Inc.
LITIGATION
See attached list of pending or threatened litigation against Advocat, Inc.